                                                                        EX-10.28

           FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), dated as of March __, 2000, is entered into by and among SUNTERRA CORPORATION, a Maryland corporation, (the "Borrower"), ALL SEASONS RESORTS, INC., an Arizona corporation, ALL SEASONS RESORTS, INC., a Texas corporation, MMG DEVELOPMENT CORP., a Florida corporation, HARICH TAHOE DEVELOPMENTS, a Nevada general partnership, PORT ROYAL RESORT, L.P., a South Carolina limited partnership, GRAND BEACH RESORT, LIMITED PARTNERSHIP, a Georgia limited partnership, POWHATAN ASSOCIATES, a Virginia Joint Venture, GREENSPRINGS ASSOCIATES, a Virginia Joint Venture, LAKE TAHOE RESORT PARTNERS, LLC, a California limited liability company (the foregoing parties other than the Borrower being referred to herein singularly as a "Guarantor" and collectively as the "Guarantors"), each of the financial institutions that is listed as a signatory party hereto as a "Lender" (collectively, the "Lenders") and BANK OF AMERICA, N.A., in its capacity as the Administrative Agent under the Credit Agreement (the "Administrative Agent").


                                 BACKGROUND
                                 ----------

     A. The Borrower, the Lenders and the Administrative Agent are parties to a certain Amended and Restated Credit Agreement, dated as of December 31, 1999 (the "Original Credit Agreement") (the Original Credit Agreement, as amended and modified by that certain letter agreement, dated as of January 24, 2000, and as otherwise amended, supplemented, modified and/or restated from time to time, being referred to herein as the "Credit Agreement"); the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement and, to the extent appropriate, as amended hereby.

     B. The Guarantors have heretofore guaranteed all of the indebtedness, obligations and liabilities of the Borrower to the Lenders under, or in connection with, the Credit Agreement.

     C. The Borrower, the Guarantors, the Administrative Agent and the Lenders have heretofore entered into the Forbearance Agreement, as such term is defined herein.

     D. The Lenders and the Administrative Agent have been requested by the Borrower and the Guarantors to expand their respective obligations under the Credit Agreement and to make additional advances beyond their current obligations and none of the Lenders nor the Administrative Agent are willing to enter into this First Amendment or to expand their obligations in connection therewith in the absence of the agreements of the Borrower and the Guarantors set forth herein and the delivery of additional collateral to the Lenders and the Administrative Agent on the effective date of this First Amendment.


     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders covenant and agree as follows:

     1.  AMENDMENTS.
         ----------

          1.1 Article I of the Credit Agreement is hereby amended by adding thereto the following additional defined terms:

          "`Extension of Forbearance Agreement' means that certain Extension of
            ----------------------------------
          Forbearance Agreement, dated as of February 18, 2000, among the Borrower, the Guarantors, the Administrative Agent and the Lenders."

          "`Existing Violations' means, collectively, the events and
            -------------------
          circumstances specifically described in Schedule "1" attached hereto,
                                                  ------------
          insofar and only insofar, as the occurrence and/or existence of such
          ------------------------
          events or circumstances (as such events and circumstances are specifically described in Schedule "1" attached hereto and as such
                                    ------------
          events and circumstances exist as of the date of the First Amendment) might constitute a Default and/or an Event of Default under the Credit Agreement and/or the other Loan Documents as of the date of the First Amendment. Provided, however, that the term `Existing Violations'
                                                       -------------------
          shall not mean or include (i) any of the events or circumstances described in Schedule "1" attached hereto insofar as the occurrence
                       ------------
          and/or continuation of such event or circumstance may constitute, or result in, any violation, breach, default or event of default (howsoever designated) under any note, bond, other evidence of indebtedness, agreement, contract or other arrangement (in each case, other than the Credit Agreement and the other Loan Documents), or (ii) any of the events or circumstances described in Schedule "1" attached
                                                          ------------
          hereto insofar as such event or circumstance may, at any time after the date of the First Amendment, change, vary, develop, or otherwise be, or become, different, in any adverse and material respect, than it is as of the date of the First Amendment. By way of illustration only, and without limiting the generality of the foregoing, the existence of any lawsuit described or referred to in Schedule "1" attached hereto
                                                  ------------
          would constitute an `Existing Violation'; however, any adverse and
                               ------------------
          material ruling, judgment, determination or other development in connection with any such lawsuit would constitute an adverse and material change with respect to such lawsuit and, as such, such lawsuit would not, thereafter, constitute an `Existing Violation'."
                                                        ------------------

          "`First Amendment' means that certain First Amendment to Amended and
            ---------------
          Restated Credit Agreement, dated as of March __, 2000, among the Borrower, the Guarantors, the Administrative Agent (for the limited purposes set forth therein) and the Lenders."

          "`Forbearance Agreement' means the Original Forbearance Agreement, as
            ---------------------
          modified, amended and extended by the Extension of Forbearance Agreement."

          "`Original Forbearance Agreement' means that certain Forbearance
            ------------------------------
          Agreement, dated as of February 8, 2000, among the Borrower, the Guarantors, the Administrative Agent and the Lenders."

          1.2 The definition of "Commitment" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

          "`Commitment' means $38,400,000, as reduced from time to time pursuant
            ----------
          to Section 2.6 hereof."
             ------------

          1.3 The definition of "Maturity Date" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

          "`Maturity Date' means January 3, 2001, or the earlier date of
            -------------
          termination in whole of the Commitment pursuant to Section 2.6 or 8.2
                                                             -----------    ---
          hereof."

          1.4 The Lenders and the Administrative Agent hereby waive the Defaults and the Events of Default that are specifically described in
Schedule "1" attached hereto and that exist, or that may exist, as of the
------------
effective date of this First Amendment by virtue of the occurrence and/or existence of the Existing Violations. The foregoing waiver by the Administrative Agent and the Lenders shall apply exclusively to the events and circumstances expressly set forth therein and shall not constitute a waiver with respect to any other or additional Default(s), Event(s) of Default, event(s) or circumstance(s), whether now existing or hereafter arising, and shall not otherwise limit, impair, reduce or affect the rights and/or remedies that may now or hereafter be available to the Administrative Agent and/or any of the Lenders under the Credit Agreement, the other Loan Documents or otherwise in connection with, or as a result of, the occurrence and/or existence of any other or additional Default and/or Event of Default, whether now existing or hereafter arising.

     1.5 Notwithstanding anything to the contrary contained in the Credit Agreement and/or the Forbearance Agreement, the Borrower, the Administrative Agent and the Lenders hereby agree that, unless and until the Determining Lenders agree to the contrary in writing, the Borrower shall not be entitled to borrow, and no Lender shall be obligated to make, any

Advance if, after giving effect to such requested Advance, the aggregate amount of (i) all outstanding Advances, plus (ii) all outstanding Reimbursement Obligations would exceed (x) $35,400,000, less (y) the amount of any repayments of the principal balance of the Advances after the effective date of this First Amendment.

     1.6 Notwithstanding anything to the contrary contained in the Credit Agreement and/or the Forbearance Agreement, the Administrative Agent and the Lenders agree that, notwithstanding the sublimit with respect thereto contained in the definition of the term "Borrowing Base" in the Credit Agreement but subject to the other terms hereof and of the Credit Agreement and the other Loan Documents, they will allow up to 22% of the Borrowing Base to be attributable to Eligible Notes Receivable having an original term greater than 121 months.

     1.7 Notwithstanding anything to the contrary contained in the Credit Agreement and/or the Forbearance Agreement, the Borrower, the Administrative Agent and the Lenders hereby agree that, notwithstanding anything to the contrary contained in the Credit Agreement or any of the other Loan Documents, the portion of the Borrowing Base attributable to Notes Receivable in respect of which the applicable Purchaser has not timely made at least the first regularly scheduled installment payment thereon in accordance with the terms of the applicable Note Receivable shall equal thirty percent (30%) of the aggregate unpaid principal balance of such Notes Receivable; provided, however, the
                                                   -----------------
portion of the Borrowing Base attributable to such Notes Receivable shall not, at any time, exceed fifteen percent (15%) of the total amount of the Borrowing Base.

     1.8 Notwithstanding anything to the contrary contained in the Credit Agreement and/or the Forbearance Agreement, the Administrative Agent and the Lenders agree that, from and after the effective date of this First Amendment, the Lenders will allow up to 100% of the Borrowing Base to be attributable to Non-Standard Receivables.

     1.9 Notwithstanding anything to the contrary contained in the Credit Agreement and/or the Forbearance Agreement, the Borrower, the Administrative Agent and the Lenders hereby agree that, unless and until the Determining Lenders agree to the contrary in writing, the component of the Borrowing Base attributable to Non-Standard Receivables (other than Non-Standard Receivables referred to in Section 1.7 of this First Amendment) shall be equal to fifty five
               -----------
percent (55%) of the aggregate unpaid principal balance of such Non-Standard Receivables.

     1.10 Notwithstanding anything to the contrary contained in the Credit Agreement and/or the Forbearance Agreement, the Borrower, the Administrative Agent and the Lenders hereby agree that, unless and until the Administrative Agent advises the Borrower to the contrary, Notes Receivable that would otherwise qualify as Eligible Notes Receivables, except solely for the fact that the Purchaser in respect of such Notes Receivable did not initially make a cash down payment of at least ten percent (10%) of the aggregate actual purchase price of all Time-Share Interests purchased by such Purchaser, shall constitute Eligible Notes Receivable for purposes of calculating the Borrowing Base if, and only to the extent that, (i) the outstanding principal balance of
     -------------------------------
any such Note Receivable does not, at any time that any such Note Receivable is included in the Borrowing Base, exceed ninety percent (90%) of the actual purchase price of the corresponding Time-Share Interest purchased by the applicable Purchaser, and (ii) not more than fifteen percent (15%) of the total Borrowing Base is attributable, at any time, to such Notes Receivable in the aggregate.

     1.11 The Borrower, the Administrative Agent and the Lenders hereby agree that, notwithstanding anything to the contrary contained in the Credit Agreement or any of the other Loan Documents, from and after the effective date of this First Amendment, unless all of the Lenders agree to the contrary, the Borrower shall not be entitled to re-borrow, and no Lender shall have any obligation to advance, any portion of the outstanding principal amount of Advances repaid after the effective date of this First Amendment.

     1.12 The Borrower, the Administrative Agent and the Lenders hereby agree that, notwithstanding anything to the contrary contained in the Credit Agreement or any of the other Loan Documents, from and after the effective date of this First Amendment, except as expressly provided to the contrary in this Section
                                                                      -------
1.12, until all of the Obligations have been finally and indefeasibly paid in
----
full, the Borrower shall not be entitled to obtain the release of any Collateral without the prior consent of all Lenders; provided, however, that notwithstanding the occurrence, existence and continuation of any Default or Event of Default, the Lenders expressly authorize the Administrative Agent to release any Lien in favor of the Administrative Agent and/or the Lenders with respect to, and/or deliver (or authorize the delivery of) physical possession of, any Note(s) Receivable as to which (a) the Borrower certifies to the Administrative Agent that such Note Receivable (i) has been paid in full by the obligor(s) with respect thereto, (ii) evidences the prior obligation of a Purchaser with respect to which such Purchaser has upgraded such Purchaser's Time-Share Interest and, as such, the Note Receivable as to which such release is requested has been replaced by a replacement Note Receivable from such Purchaser, or (iii) is in default and the possession of such Note Receivable by the Borrower or the applicable Guarantor is necessary for purposes of the exercise by the Borrower or the applicable Guarantor of its foreclosure or other remedies thereunder or in connection therewith, and (b) contemporaneously with any such release of Lien or delivery of physical possession of any such Note Receivable, the Borrower makes a mandatory prepayment of the outstanding Advances in an amount (calculated on a Note Receivable-by-Note Receivable basis) equal to the greater of (i) the portion of the Borrowing Base, if any, attributable, as of the date of such requested release or delivery, to each Note Receivable covered or affected thereby, and (ii) as applicable, (x) with respect to each Note Receivable of the type described in clause (a)(i) above and covered or affected by such release or delivery, 60% of the outstanding principal balance thereof as of the date of the making by the obligor(s) with respect thereto of the most recently scheduled payment thereon, or (y) with respect to each Note Receivable of the type described in clause (a)(ii) above and covered or affected by such release or delivery, 60% of the outstanding principal balance thereof as of the date of the requested release of Lien or delivery of possession with respect thereto, or (z) with respect to each Note Receivable of the type described in clause (a)(iii) above and covered or affected by such release or delivery, 30% of the outstanding principal balance thereof as of the date of the requested release of Lien or delivery of possession with respect thereto.

     1.13 Notwithstanding anything to the contrary contained in the Credit Agreement and/or the Forbearance Agreement, the Borrower, the Administrative Agent and the Lenders hereby agree that all Advances shall be and shall constitute Reference Rate Advances and shall, from (and including) and after the date of the First Amendment, bear interest at a per annum rate equal to (i) the Reference Rate, plus (ii) 2.00%.

     1.14 Notwithstanding anything to the contrary contained in the Credit Agreement and/or the Forbearance Agreement, the Letter of Credit Facility is terminated, effective as of the date of this First Amendment, and the Borrower shall not be entitled to request, and the Issuing Bank shall be not be obligated to issue, any Letter of Credit.

     1.15 Notwithstanding anything to the contrary contained in the Credit Agreement and/or the Forbearance Agreement, the Borrower shall not be entitled to request, and none of the Lenders shall be obligated to make, any Advances as LIBOR Advances.

     1.16 The Borrower hereby acknowledges and agrees that the audit and consultation work currently being performed for the Administrative Agent and the Lenders by Pricewaterhouse Coopers L.L.P. is warranted pursuant to Section 5.7
                                                                   -----------
of the Credit Agreement and the Borrower hereby acknowledges its obligation to cooperate with such financial consultation and to pay the expenses thereof.

     2.  ADDITIONAL COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF
         -------------------------------------------------------------------
BORROWER AND GUARANTORS.  By its execution and delivery hereof, the Borrower and
-----------------------
each Guarantor covenants, agrees, represents and warrants that, as of the date hereof and after giving effect to the amendments and waiver contemplated by the foregoing Section 1:

     (a) The representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

     (b) No event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) The Borrower has full power and authority to execute and deliver this First Amendment; this First Amendment constitutes a Loan Document; and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

     (d) Each Guarantor has full power and authority to execute and deliver this First Amendment; and this First Amendment constitutes the legal, valid and binding obligations of such Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

     (e) No authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including, without limitation, the respective Board of Directors of each of the Borrower and each Guarantor) is required for the execution, delivery or performance by the Borrower or any Guarantor of this First Amendment; the execution, delivery and performance by the Borrower and the Guarantors of this First Amendment do not violate or contravene, or constitute a breach, violation, default or event of default (howsoever designated) under any contract, indenture or other agreement to which the Borrower or any Guarantor is a party or by which the Borrower, any Guarantor or any of their respective property or assets are bound;

     (f) Each of the Guarantors hereby acknowledges and agrees that its obligations and liabilities to the Administrative Agent and the Lenders under its guaranty of the Obligations of the Borrower to the Administrative Agent and the Lenders (i) are hereby ratified and confirmed, and (ii) shall not be limited, reduced, impaired or otherwise effected by this First Amendment, the transactions contemplated hereby or any other event or circumstance (other than the execution and delivery by the Administrative Agent and the requisite Lenders under the Loan Documents of a written release with respect to such guaranty by such Guarantor);

     (g) The Borrower and each of the Guarantors hereby acknowledges and agrees that it has heretofore executed and delivered certain collateral documents in favor of the Administrative Agent and/or the Lenders, as security for the Obligations, all of which (i) are hereby ratified and confirmed by the Borrower or the applicable Guarantor, and (ii) shall not be limited, reduced, impaired or otherwise affected by this First Amendment, the transactions contemplated hereby or any other event or circumstance (other than the execution and delivery by the Administrative Agent of a written release or reconveyance with respect to any collateral document, or any specific property covered thereby). In furtherance of the foregoing and without limiting any collateral document heretofore or hereafter executed, or otherwise existing, in connection with the Obligations, as security for the Obligations, the Borrower and each Guarantor hereby grants to the Administrative Agent, for the ratable benefit of the Lenders (the "Secured Party"), a first-priority security interest in, and collaterally transfers, assigns and conveys unto the Secured Party, the following described property, to-wit:

Any and all promissory notes (and the indebtedness evidenced thereby) (together with any and all modifications, amendments, extensions, renewals and/or restatements thereto or thereof or of the indebtedness evidenced thereby), and liens securing same, together with any and all other or additional extensions, modifications, restatements, guaranties, deeds of trust, vendor's liens, security agreements, financing statements and/or other documents, instruments or agreements executed in connection therewith or securing the payment of same, and any and all proceeds, increases, substitutions, products, accessions, and attachments thereof or thereto, including, without limitation, all securities, subscription rights, dividends, payments under insurance policies covering any such property (whether or not Secured Party is named as loss payee thereof), other payments or remittances, funds, bank accounts, contract rights, receivables, general intangibles or other property (whether tangible, intangible or otherwise), rights or benefits which the Borrower or the applicable Guarantor is entitled to receive on account of any such property, to the extent that such
                                                        ------------------
promissory note(s), or any of same, may (i) heretofore, contemporaneously herewith or hereafter be, or have been, delivered to, or may otherwise be in the actual or constructive possession of, any other person acting as custodian or bailee for the Secured Party pursuant to agreement among the Secured Party, the Borrower or the applicable Guarantor and such other person, or (ii) heretofore, contemporaneously herewith or hereafter be, or have been, delivered to, or may otherwise be in the actual possession of, the Secured Party; and

     (h) At any time or from time to time upon request by the Determining Lenders, the Borrower and each Guarantor shall execute and deliver to the Administrative Agent such financing statements, continuations statements, collateral documents and other or additional agreements, certificates and other documents, and shall do such other acts and things, as the Determining Lenders may reasonably request in order to more fully effectuate the purposes of this First Amendment, the Credit Agreement and/or the other Loan Documents.

     3.  CONDITIONS OF EFFECTIVENESS.  This First Amendment shall be effective
         ---------------------------
upon the satisfaction of the following conditions precedent, unless the Determining Lenders, in their sole discretion waive, any of such conditions precedent:

     (a) the Administrative Agent shall have received a counterpart of this First Amendment executed by all of the Lenders under the Credit Agreement;

     (b) the Administrative Agent shall have received a counterpart of this First Amendment executed by the Borrower and by each Guarantor;

     (c) the Lenders shall have received, as additional Collateral for the Obligations, a valid and perfected first-priority Lien upon, and pledge of, such Notes Receivable of the Borrower and/or the Guarantors, attributable to the Ridge Pointe Project, located in South

Lake Tahoe, Nevada, as shall be acceptable to the Lenders, pursuant to, and in accordance with the terms of, the applicable Custody Agreement(s) and such other or additional documentation as the Lenders shall deem necessary and/or appropriate;

     (d) the Administrative Agent shall have received certified resolutions of the respective board of directors of each of the Borrower and each Guarantor authorizing the execution, delivery and performance of this First Amendment and any and all documents required hereunder;

     (e) To the extent that the Administrative Agent and/or any Lender(s) shall have notified the Borrower of same prior to the satisfaction of the other conditions precedent set forth in this Section 3, the Borrower shall have
                                       ---------
reimbursed the Administrative Agent and each such Lender, as applicable, for all costs and expenses of the Administrative Agent and of each such Lender in connection with the negotiation, preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder, and the due diligence investigation in connection therewith, (including, without limitation, the reasonable fees and out-of-pocket expenses of the respective counsel for the Administrative Agent and each Lender with respect thereto and with respect to advising the Administrative Agent or such Lender, as applicable, as to its rights and responsibilities under the Credit Agreement, as hereby amended, and all due diligence expenses, travel costs and expenses, title insurance costs and filing and recordation fees); and

     (f) the Administrative Agent shall have received, in form and substance satisfactory to the Determining Lenders, such other documents, certificates, legal opinions and instruments as the Determining Lenders shall require.

     4   RELEASE.  THE BORROWER AND EACH OF THE GUARANTORS (INDIVIDUALLY, A
         -------
"RELEASING PARTY" AND, COLLECTIVELY, THE "RELEASING PARTIES") HEREBY ACKNOWLEDGE
 ---------------                          -----------------
AND AGREE THAT NONE OF THE RELEASING PARTIES HAVE ANY DEFENSES, COUNTERCLAIMS, OFFSETS, CROSS-COMPLAINTS, CLAIMS OR DEMANDS OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF LIABILITY OF SUCH RELEASING PARTY(IES) TO REPAY THE ADMINISTRATIVE AGENT OR EACH LENDER AS PROVIDED IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR ANY LENDER. EACH RELEASING PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, BANC OF AMERICA SECURITIES, LLC, EACH LENDER, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, OR EXPENSES, AND LIABILITIES

WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH ANY RELEASING PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE ADMINISTRATIVE AGENT, BANC OF AMERICA SECURITIES, LLC, OR ANY LENDER, AND/OR THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENT, AND NEGOTIATION AND EXECUTION OF THIS AGREEMENT.

     The Releasing Parties acknowledge and agree that they understand the meaning and effect of Section 1542 of the California Civil Code which provides:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     THE RELEASING PARTIES AGREE TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AGREEMENT. THE RELEASING PARTIES HEREBY WAIVE AND RELINQUISH ALL RIGHTS AND BENEFITS WHICH THEY MIGHT OTHERWISE HAVE UNDER THE AFOREMENTIONED SECTION 1542 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, THE RELEASING PARTIES WAIVE AND RELEASE ANY RIGHT OR DEFENSE WHICH THEY MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OF ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES HEREUNDER.

     5   COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all
         -------------------------
costs and expenses of the Administrative Agent and of each Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of the respective counsel for the Administrative Agent and each Lender with respect thereto and with respect to advising the Administrative Agent or such Lender, as applicable, as to its rights and responsibilities under the Credit Agreement, as hereby amended, and including travel costs and expenses and the audit and consulting fees and expenses of Pricewaterhouse Coopers L.L.P. or any other accountant(s) retained by the Administrative Agent under the Credit Agreement).

     6   EXECUTION IN COUNTERPARTS.  This First Amendment may be executed in any
         -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     7   GOVERNING LAW; BINDING EFFECT.  This First Amendment shall be governed
         -----------------------------
by and construed in accordance with the laws of the State of California and shall be binding upon the parties hereto and their respective successors and assigns.

     8   HEADINGS.  Section headings in this First Amendment are included herein
         --------
for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     9   SEVERABILITY.  Any provision of this First Amendment held by a court of
         ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this First Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     10   ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST
          ----------------
AMENDMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

BORROWER:                           SUNTERRA CORPORATION



                                    By:   /s/ Richard Goodman
                                        ---------------------------------
                                         Richard Goodman
                                        ---------------------------------
                                         Executive Vice President
                                        ---------------------------------
                                         Chief Financial Officer

GUARANTORS:                         ALL SEASONS RESORTS, INC., an Arizona
                                    corporation


                                    By:  /s/ Richard Goodman
                                       -----------------------------------
                                    Name:    Richard Goodman
                                         ---------------------------------
                                    Title:   Treasurer
                                          --------------------------------


                                    ALL SEASONS RESORTS, INC., a Texas
                                    corporation


                                    By:  /s/ Richard Goodman
                                       ----------------------------------
                                    Name:    Richard Goodman
                                         --------------------------------
                                    Title:   Treasurer
                                          -------------------------------



                                    GRAND BEACH RESORT, LIMITED PARTNERSHIP, a Georgia limited partnership

                                    By:  Grand Beach Partners, L.P., a
                                         California limited partnership, its
                                         general partner

                                         By:  Argosy/KGI Grand Beach Investments
                                              Partnership, a California general
                                              partnership, its general partner

                                              By:  KGI Grand Beach Investments,
                                              Inc., its managing general partner


                                         By:   /s/ Richard Goodman
                                            ------------------------------------
                                         Name:     Richard Goodman
                                              ----------------------------------
                                         Title:    Treasurer
                                                --------------------------------

                                  GREENSPRINGS ASSOCIATES, a Virginia joint venture

                                  By: Plantation Resort Group, Inc., a Virginia corporation, a joint venturer


                                       By:   /s/ Richard Goodman
                                          ------------------------------------
                                       Name:     Richard Goodman
                                            ----------------------------------
                                       Title:    Treasurer
                                              --------------------------------

                                  By:  Greensprings Plantation Resort, Inc., a
                                       Virginia corporation, a joint venturer


                                       By:   /s/ Richard Goodman
                                           ------------------------------------
                                       Name:     Richard Goodman
                                             ----------------------------------
                                       Title:    Treasurer
                                               --------------------------------



                                  HARICH TAHOE DEVELOPMENTS, a Nevada general partnership

                                  By:  Lakewood Development, Inc., a Nevada
                                       corporation, its general partner

                                       By:   /s/ Richard Goodman
                                           ------------------------------------
                                       Name:     Richard Goodman
                                             ----------------------------------
                                       Title:    Treasurer
                                               --------------------------------


                                  By:  Ridgewood Development, Inc., a Nevada
                                       corporation, its general partner


                                       By:   /s/ Richard Goodman
                                          ------------------------------------
                                       Name:     Richard Goodman
                                            ----------------------------------
                                       Title:    Treasurer
                                              --------------------------------

                                 LAKE TAHOE RESORT PARTNERS, LLC,  a
                                 California limited liability company

                                 By:  AKGI Lake Tahoe Investments, Inc., a
                                      California corporation, its managing
                                      member


                                      By:   /s/ Richard Goodman
                                         ------------------------------------
                                      Name:     Richard Goodman
                                           ----------------------------------
                                      Title:    Treasurer
                                             --------------------------------

                                 By:  KGK Lake Tahoe Development, Inc., a
                                      California corporation, its member


                                      By:   /s/ Richard Goodman
                                         ------------------------------------
                                      Name:     Richard Goodman
                                           ----------------------------------
                                      Title:    Treasurer
                                             --------------------------------


                                 MMG DEVELOPMENT CORP., a Florida corporation


                                 By:   /s/ Richard Goodman
                                     -----------------------------------------
                                 Name:     Richard Goodman
                                       ---------------------------------------
                                 Title:    Treasurer
                                        --------------------------------------


                                 PORT ROYAL RESORT, L.P., a South Carolina limited partnership

                                 By:  Argosy/KGI Port Royal Partners, a South
                                      Carolina general partnership, its
                                      general partner

                                      By:  KGI Port Royal, Inc., a South
                                           Carolina
                                           corporation, its general partner


                                      By:   /s/ Richard Goodman
                                         ------------------------------------
                                      Name:     Richard Goodman
                                           ----------------------------------
                                      Title:    Treasurer
                                             --------------------------------

                                 POWHATAN ASSOCIATES, a Virginia joint venture

                                 By: Plantation Resort Group, Inc., a Virginia corporation, a joint venturer


                                      By:   /s/ Richard Goodman
                                         ------------------------------------
                                      Name:     Richard Goodman
                                           ----------------------------------
                                      Title:    Treasurer
                                             --------------------------------


                                 By: Williamsburg Vacations, Inc., a Virginia corporation, a joint venturer


                                      By:   /s/ Richard Goodman
                                         ------------------------------------
                                      Name:     Richard Goodman
                                           ----------------------------------
                                      Title:    Treasurer
                                             --------------------------------

ADMINISTRATIVE AGENT:           BANK OF AMERICA, N.A., as Administrative Agent


                                By:  /s/ Kurt Y. Kodama
                                    ------------------------------------------
                                    Kurt Y. Kodama
                                    Vice President


LENDERS:                        BANK OF AMERICA, N.A., as a Lender


                                By: /s/ Kurt Y. Kodama
                                    -----------------------------------------
                                    Kurt Y. Kodama
                                    Vice President

                                UNION BANK OF CALIFORNIA, N.A., as a Lender


                                By:   /s/ Alan J. Young
                                    ----------------------------------------
                                Name:     Alan J. Young
                                Title:

                                BANK OF HAWAII, as a Lender


                                By:  /s/ Patricia Bohlfing
                                   -----------------------------------------
                                Name:    Patricia Bohlfing
                                      --------------------------------------
                                Title:   Vice President
                                      --------------------------------------

                                SOCIETE GENERALE, as a Lender


                                By:  /s/ [ILLEGIBLE]
                                   -----------------------------------------
                                Name:    [ILLEGIBLE]
                                      --------------------------------------
                                Title:   Managing Director
                                      --------------------------------------